Exhibit 10.4

REAFFIRMATION OF INTELLECTUAL PROPERTY

SECURITY AGREEMENT AND JOINDER

THIS REAFFIRMATION OF INTELLECTUAL PROPERTY AND SECURITY AGREEMENT AND JOINDER (including related Collateral Agreements and Notices, this “Reaffirmation”) is dated as of March 8, 2019 (“the Reaffirmation Effective Date”), by and between Partners for Growth V, L.P., a Delaware limited partnership with its principal place of business at 1751 Tiburon Blvd., Tiburon, CA 94920 (“PFG”), each of BORQS Hong Kong Limited, a private company limited by shares under Hong Kong law, registered with the Companies Registry under number 1151010, with its address at Office B, 21/F, Legend Tower, 7 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong (the “Original Grantor”), and each of (i) BORQS Technologies (HK) Limited, a private company limited by shares under Hong Kong law, registered with the Companies Registry under number 2688549, with its address at Office B, 21/F, Legend Tower, 7 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong, (ii) BORQS Technologies, Inc., a BVI business company incorporated under the laws of the British Virgin Islands with registered number 1880410 with its registered address at Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands, and (iii) BORQS International Holding Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands with registered number 192127, with its registered address at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the persons referenced in clauses (i), (ii) and (iii), the “Additional Grantors” and, collectively with the Original Grantor, “Grantor”).

R E C I T A L S:

A. The Original Grantor entered into that certain Intellectual Property Security Agreement (including Collateral Agreements and Notices) dated April 30, 2018 (the “IPSA”) pursuant to which it granted PFG a security interest in all of Grantor’s right, title and interest in the Grantor’s Intellectual Property to secure performance of all Obligations of Borrower under that certain Loan and Security Agreement of even date with the IPSA between PFG and Grantor pursuant to which Borrowers borrowed money from PFG (the “Loan Agreement” and such above date, the “Loan Agreement Effective Date”).

B. Concurrently, the parties are entering into that certain Amended and Restated Loan and Security Agreement (the “Restatement”) pursuant to which, inter alia, new credit is being extended by PFG and new Group Members are being joined to the Loan Documents as additional Borrowers and Guarantors (collectively, “Obligor”).

C. The parties desire to affirm that the obligations of the Original Grantor under the IPSA and PFG’s rights thereunder, security interests, dates and manner of perfection and other benefits will be deemed to apply in favor of PFG under the Restatement.

D. The parties desire to join the Additional Grantors to the IPSA.

G. In order to induce PFG to enter into the Restatement and make additional credit available, the Original Grantors have agreed to reaffirm their obligations to PFG under the IPSA as obligations to PFG under the Restatement and to the joinder of the Additional Grantor to the IPSA.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Incorporation of Recitals. The Recitals set forth above are incorporated herein by reference as if fully set forth in the text of this Reaffirmation.

2. Definitions. Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings assigned in the IPSA or, as applicable, the Restatement.

3.  Reaffirmation. Grantor hereby represents, warrants and covenants that:

(a)  all obligations of Grantor under the IPSA in relation to the Loan Agreement shall hereafter be deemed and shall constitute Obligations to PFG under the Restatement;

(b)  all Obligations under the Loan Agreement in relation to the IPSA shall hereafter constitute Obligations of Grantor under the Restatement;

(c) the Obligations are secured by all Intellectual Property and Domain Rights of each Group Member;

(d) Grantor hereby covenants and agrees with PFG that the IPSA shall continue in full force and effect for the benefit of PFG, that there are no offsets, claims or defenses of Grantor with respect to the IPSA, and that the IPSA is hereby ratified and confirmed in all respects; and

(e) Any and all Intellectual Property and Domain Rights required to be disclosed under the Restatement and this IPSA have been disclosed and are as set forth in Exhibit A hereto as of the Reaffirmation Effective Date.

4. Joinder. Each of the Original Grantors consents to the joinder of the Additional Grantor and each Additional Grantor agrees to be bound by the terms and conditions of the IPSA.

5. Successors and Assigns. This Reaffirmation shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

6. Severability. In case any one or more of the provisions contained in this Reaffirmation shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7. Full Force and Effect. Except as expressly provided herein, all terms and provisions of the IPSA shall remain unchanged and in full force and effect.

This Reaffirmation shall be governed by the governing law of the IPSA.

[Signature Pages Follow]

In witness whereof, each Grantor has caused this Reaffirmation of Intellectual Property Security Agreement and Joinder to be duly and lawfully executed by its authorized representative.

GRANTORS: EXECUTED AND DELIVERED AS A DEED BY ) BORQS HONG KONG LIMITED ) ACTING BY: /s/ Pat Sek Yuen Chan NAME: Pat Sek Yuen Chan TITLE: SOLE DIRECTOR	PFG: PARTNERS FOR GROWTH V, L.P. BY: /s/ Geoffrey Allan NAME: Geoffrey Allan TITLE: MANAGER, PARTNERS FOR GROWTH V, LLC, ITS GENERAL PARTNER
EXECUTED AND DELIVERED AS A DEED BY ) BORQS TECHNOLOGIES (HK) LIMITED ) ACTING BY: /s/ Pat Sek Yuen Chan NAME: Pat Sek Yuen Chan TITLE: SOLE DIRECTOR

EXECUTED AND DELIVERED AS A DEED BY )

BORQS INTERNATIONAL HOLDING CORP )

ACTING BY:

/s/ Pat Sek Yuen Chan

NAME: Pat Sek Yuen Chan

TITLE: SOLE DIRECTOR

Executed and delivered as a deed by )

Borqs Technologies, Inc. )

Acting by its duly authorised )

director )

/s/ Anthony Chan NAME: Anthony Chan

Schedule of Intellectual Property

Trademarks

Appln No./ Date Filed/ Date Allowed	Mark	Applicant	Class	Services	Country	Statement of Use due
None

Patents

Patent/Application Number	Title	Owner

None

Copyrights

None.

Domains

Domain Name	Host / Admin	Owner	Expiry
borqs.com	www.verio.com / Steve Lee +86-139-0139-5984	BORQS Hong Kong Limited, by assignment from Pat Chan	July 5, 2020

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